EXHIBIT 99.1

FOR IMMEDIATE RELEASE	Media Contact:	Tad Hutcheson
October 23, 2008		678.254.7442

	Investor Relations:	Jason Bewley
		407.318.5188

AirTran Holdings, Inc., Reports Third Quarter Results
- Record Revenues of $673 Million -
- Record 6.6 Million Customers Served –
- Third Quarter Fuel Costs up More Than $149 Million from 2007 –

ORLANDO, Fla. (October 23, 2008) – AirTran Holdings, Inc., (NYSE: AAI), the parent company of AirTran Airways, Inc., today reported a net loss of $107.1 million, or $0.91 per diluted share for the third quarter 2008, which included non-operating losses related to our fuel hedging program of $41.5 million, which was comprised of $55.5 million of unrealized losses and $14.0 million of realized gains. During the same quarter of 2007, AirTran reported net income of $10.6 million or $0.11 per diluted share. Fuel costs – which represented over 50 percent of AirTran’s expenses for the quarter and rose to historically high levels – contributed significantly to AirTran’s third quarter loss. As of September 30, 2008, AirTran had $318.1 million of unrestricted cash and investments. In addition, as of September 30, 2008, AirTran had $84.2 million of restricted cash.

Non-fuel unit costs continued to decline in the third quarter to 5.88 cents further strengthening AirTran’s cost advantage relative to the industry. For fuel, the average economic cost per gallon increased 63.1 percent to $3.67 as compared to $2.25 in the third quarter of 2007. Total fuel expense for the quarter was $363.9 million, up $149.0 million from the prior year.

Revenues for the third quarter grew 10.6 percent to $673.3 million. Third quarter traffic rose by 9.4 percent on a 3.6 percent increase in capacity, resulting in an all-time quarterly record load factor of 84.6 percent, a 4.5-point increase over 2007. Unit revenues in the third quarter were up 5.6 percent to 10.21 cents per available seat mile (ASM).

"Although AirTran Airways posted record third quarter revenues, unprecedented fuel costs were a major challenge for our industry,” said Bob Fornaro, AirTran Airways’ chairman, president, and chief executive officer. “While we are extremely disappointed with our financial performance this quarter, we are taking dramatic steps to better position the airline competitively and to restore profitability. These steps include trimming capacity, continuing to sell B-737s, reducing capital commitments and keeping costs low. Finally, our first-rate AirTran Airways Crew Members deserve special recognition for delivering our all-time best third quarter operating performance at 78.6 percent on-time arrivals all while serving record numbers of AirTran customers.”

AirTran reduced capacity in September by nearly 10 percent and our unit revenue grew over 13 percent despite the travel disruptions caused by an active tropical storm season in the Southeastern United States and a weakening economic climate. AirTran is now planning for capacity to be down 6 to 7 percent during the fourth quarter of 2008. In addition, the Company is currently targeting a 3 to 7 percent capacity reduction in 2009.

Recent management initiatives implemented in the third quarter and year-to-date include:

•	Reached agreements with our two largest credit card processors on contract extensions and closed a $150 million collateralized letter of credit facility in support thereof
•	Extended our marketing partnerships with Barclays Bank Delaware, Inc., a subsidiary of Barclays PLC (LSE: BARC) and with The Hertz Corporation, a subsidiary of Hertz Global Holdings, Inc. (NYSE: HTZ).
•	Announced new service to Columbus, Ohio (begins November 6), Harrisburg, Pa. (begins November 20), and Cancun, Mexico (begins February 25, 2009)
•	Sold five aircraft through September, and completed agreements to sell five additional Boeing 737-700 aircraft
•	Average full-time equivalents (FTE) per aircraft improved 6.9 percent to 55.5
•	Upgraded our A+ Rewards frequent flier program to provide additional services and benefits for Elite customers, including priority standby status and Business Class upgrades at the gate

AirTran Holdings, Inc., will conduct a conference call to discuss the quarter’s results today at 10:00 a.m. EDT. A live broadcast of the conference call will be available via the Internet in the investor relations section at http://www.airtran.com.

- more -

AirTran Airways, a subsidiary of AirTran Holdings, Inc. (NYSE: AAI), a Fortune 1,000 company, is ranked number one in the 2008 Airline Quality Rating study. The airline offers coast-to-coast flights, North America’s newest all-Boeing fleet, friendly service and Business Class and complimentary XM Satellite Radio on every flight. To book a flight, visit http://www.airtran.com.

Editor's note: Statements regarding the Company's operational and financial success, business model, expectation about future success, improved operational performance and our ability to maintain or improve our low costs are forward-looking statements and are not historical facts. Instead, they are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand and acceptance of services offered by the Company, the Company's ability to maintain current cost levels, fare levels and actions by competitors, regulatory matters and general economic conditions. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's annual report on Form 10-K for the year ended December 31, 2007. The Company disclaims any obligation or duty to update or correct any of its forward-looking statements.

AirTran Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share data and statistical summary)
(Unaudited)

	Three Months Ended September 30,				Percent
	2008		2007		Change
Operating Revenues:
Passenger	$635,316		$580,558		9.4
Cargo	—		1,075		—
Other	37,976		26,922		41.1
Total operating revenues	673,292		608,555		10.6
Operating Expenses:
Salaries, wages and benefits	120,170		118,733		1.2
Aircraft fuel	363,882		214,867		69.4
Aircraft rent	60,489		60,582		(0.2)
Distribution	26,857		23,020		16.7
Maintenance, materials and repairs	40,022		40,009		—
Landing fees and other rents	36,196		31,382		15.3
Aircraft insurance and security services	5,470		6,228		(12.2)
Marketing and advertising	9,948		10,238		(2.8)
Depreciation	15,334		13,084		17.2
Gain on sale of aircraft	(10,390)		—		—
Other operating	51,427		51,946		(1.0)
Total operating expenses	719,405		570,089		26.2
Operating Income (Loss)	(46,113)		38,466		—
Other (Income) Expense:
Interest income	(908)		(5,517)		(83.5)
Interest expense	20,708		20,099		3.0
Capitalized interest	(751)		(2,247)		(66.6)
Midwest exchange offer expenses	—		10,650		—
Net (gains) losses on derivative financial instruments	41,520		(1,596)		—
Other (income) expense, net	60,569		21,389		—
Income (Loss) Before Income Taxes	(106,682)		17,077		—
Income tax expense	405		6,440		(93.7)
Net Income (Loss)	$(107,087)		$10,637		—
Income (Loss) per Common Share
Basic	$(0.91)		$0.12		—
Diluted	$(0.91)		$0.11		—
Weighted-average Shares Outstanding
Basic	117,177		91,642		27.9
Diluted	117,177		93,114		25.8
EBITDA	$(72,299)		$42,496		—
EBITDA adjusted*	$(27,142)		$51,550		—
Operating margin	(6.8	)percent	6.3	percent	(13.1	)pts.
Operating margin adjusted*	(8.4	)percent	6.3	percent	(14.7	)pts.
Net margin	(15.9	)percent	1.7	percent	(17.6	)pts.
Net margin adjusted*	(9.2	)percent	2.7	percent	(11.9	)pts.

(continued on next page)

	Three Months Ended September 30,				Percent
	2008		2007		Change
Third Quarter Statistical Summary:
Revenue passengers	6,612,928		6,442,786		2.6
Revenue passenger miles (000s)	5,260,949		4,808,682		9.4
Available seat miles (000s)	6,221,858		6,005,231		3.6
Departures	66,337		67,552		(1.8)
Block hours	141,008		138,872		1.5
Passenger load factor	84.6	percent	80.1	percent	4.5	pts.
Break-even load factor	98.7	percent	77.7	percent	21.0	pts.
Average fare	$96.07		$90.11		6.6
Average yield per RPM	12.08	cents	12.07	cents	0.1
Passenger revenue per ASM	10.21	cents	9.67	cents	5.6
Operating cost per ASM	11.56	cents	9.49	cents	21.8
Operating cost per ASM adjusted*	11.73	cents	9.49	cents	23.6
Non-fuel operating cost per ASM	5.71	cents	5.92	cents	(3.5)
Non-fuel operating cost per ASM adjusted*	5.88	cents	5.92	cents	(0.7)
Average cost of aircraft fuel per gallon	$3.82		$2.25		69.8
Average economic cost of aircraft fuel per gallon	$3.67		$2.25		63.1
Gallons of fuel burned	95,302,688		95,337,253		—
Weighted-average number of aircraft	141		137		2.9

*Statistical calculations for 2008 and 2007 on an adjusted basis exclude gains and losses as detailed in the attached Reconciliation of GAAP Financial Information to Non-GAAP Financial Information.

AirTran Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share data and statistical summary)
(Unaudited)

	Nine Months Ended September 30,			Percent
	2008		2007	Change
Operating Revenues:
Passenger	$1,860,379		$1,644,987	13.1
Cargo	—		3,133	—
Other	102,684		78,027	31.6
Total operating revenues	1,963,063		1,726,147	13.7
Operating Expenses:
Salaries, wages and benefits	362,469		337,422	7.4
Aircraft fuel	1,000,451		582,535	71.7
Aircraft rent	182,077		182,142	—
Distribution	77,081		65,823	17.1
Maintenance, materials and repairs	124,795		111,733	11.7
Landing fees and other rents	104,990		90,562	15.9
Aircraft insurance and security services	16,310		17,859	(8.7)
Marketing and advertising	31,114		31,518	(1.3)
Depreciation	43,224		34,872	24.0
Gain on sale of aircraft	(17,682)		(6,234)	—
Impairment of goodwill	8,350		—	—
Other operating	156,748		148,648	5.4
Total operating expenses	2,089,927		1,596,880	30.9
Operating Income (Loss)	(126,864)		129,267	—
Other (Income) Expense:
Interest income	(5,372)		(16,015)	(66.5)
Interest expense	57,890		55,082	5.1
Capitalized interest	(4,863)		(7,092)	(31.4)
Midwest exchange offer expenses	—		10,650	—
Net (gains) losses on derivative financial instruments	3,150		(1,440)	—
Other (income) expense, net	50,805		41,185	23.4
Income (Loss) Before Income Taxes	(177,669)		88,082	—
Income tax expense (Benefit)	(22,231)		33,228	—
Net Income (Loss)	$(155,438)		$54,854	—
Income (Loss) per Common Share
Basic	$(1.46)		$0.60	—
Diluted	$(1.46)		$0.57	—
Weighted-average Shares Outstanding
Basic	106,170		91,502	16.0
Diluted	106,170		104,282	1.8
EBITDA	$(86,790)		$154,929	—
EBITDA adjusted*	$(69,581)		$157,905	—
Operating margin	(6.5	) %	7.5%	(14.0	) pts
Operating margin adjusted*	(6.9	) %	7.1%	(14.0	) pts
Net margin	(7.9	) %	3.2%	(11.1	) pts
Net margin adjusted*	(7.0	) %	3.3%	(10.3	) pts

	Nine Months Ended September 30,				Percent
	2008		2007		Change
Nine Month Statistical Summary:
Revenue passengers	18,864,674		17,845,917		5.7
Revenue passenger miles (000s)	14,737,024		12,984,173		13.5
Available seat miles (000s)	18,450,013		16,960,337		8.8
Departures	198,978		195,990		1.5
Block hours	423,068		397,440		6.4
Passenger load factor	79.9	percent	76.6	percent	3.3	pts.
Break-even load factor	87.5	percent	72.5	percent	15.0	pts.
Average fare	$98.62		$92.18		7.0
Average yield per RPM	12.62	cents	12.67	cents	(0.4)
Passenger revenue per ASM	10.08	cents	9.70	cents	3.9
Operating cost per ASM	11.33	cents	9.42	cents	20.3
Operating cost per ASM adjusted*	11.38	cents	9.45	cents	20.4
Non-fuel operating cost per ASM	5.91	cents	5.98	cents	(1.2)
Non-fuel operating cost per ASM adjusted*	5.96	cents	6.02	cents	(1.0)
Average cost of aircraft fuel per gallon	$3.53		$2.16		63.4
Average economic cost of aircraft fuel per gallon	$3.45		$2.16		59.7
Gallons of fuel burned	283,169,039		269,451,311		5.1
Weighted-average number of aircraft	140		133		5.3

*Statistical calculations for 2008 and 2007 on an adjusted basis exclude gains and losses as detailed in the attached Reconciliation of GAAP Financial Information to Non-GAAP Financial Information.

Reconciliation of GAAP Financial Information to Non-GAAP Financial Information

                                                       Three Months and Nine Months Ended September 30, 2008 and 2007

We prepare our financial statements in accordance with generally accepted accounting principles (GAAP). Within our press release, we make reference to certain non-GAAP financial measures including EBITDA, EBITDA adjusted, operating margin adjusted, and net margin. Earnings before income taxes, interest, depreciation and amortization (“EBITDA”) is a supplemental non-GAAP financial measure used by management, as well as industry analysts, to evaluate operations and operating performance. We are also presenting EBITDA because it is used by some industry analysts and investors as a way to assess a company’s ability to incur and service debt, make capital expenditures and meet working capital requirements. Our disclosures may also exclude special or non-recurring items that we believe should be taken into consideration to more accurately measure and monitor our operating performance. Our disclosure of non-fuel operating cost per available seat mile (non-fuel CASM) is consistent with financial measures reported by other airlines and analysts. We believe that non-fuel CASM and non-fuel CASM adjusted provide a better understanding of our operations. Both the cost and availability of fuel are subject to many economic and political factors and are therefore beyond our control. Our press release also contains information regarding the components of GAAP fuel expense and net gains and loss on derivative financial instruments. These amounts have been included as supplemental information.

We disclose both the average fuel cost per gallon and the average economic fuel cost per gallon. Average fuel cost per gallon is based on fuel expense as measured by GAAP and includes realized gains and losses on fuel related derivative instruments which are accounted for as hedges. Average economic fuel cost per gallon includes realized gains and losses on all fuel related derivative instruments, including those which were not accounted for as hedges, but does not include unrealized gains and losses recognized under GAAP.

We consider our fuel derivative contracts an important tool in managing costs related to jet fuel purchases. We believe it is important to assess our financial performances by including the effect of the quarterly net cash settlements and excluding the mark-to-market adjustments for our unrealized gains and losses recorded in the income statement for contracts settling in future periods.

We believe that these measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in assessing our underlying performance on a year-over-year and a quarter-over-quarter basis. However, because these measures are not determined in accordance with accounting principles generally accepted in the United States, such measures are susceptible to varying calculations and not all companies calculate the measures in the same manner. As a result, the aforementioned measures as presented may not be directly comparable to similarly titled measures presented by other companies. The non-GAAP measures are presented as supplemental information and not as alternatives to any GAAP measurements.

Dollars in thousands, unless otherwise noted	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
The following table provides further detail of the components of nonoperating net (gains) losses on derivative financial instruments:
Unrealized (gains) losses on derivative financial instruments	$55,547	$(1,596)	$26,541	$(1,440)
Plus:
Realized (gains) losses on derivatives that do not qualify for hedge accounting, recorded in net (gains) losses on derivative financial instruments	(14,027)	—	(23,391)	—
Net (gains) losses on derivative financial instruments	$41,520	$(1,596)	$3,150	$(1,440)
The following table reconciles net income (loss) to EBITDA and EBITDA adjusted:
Net income (loss)	$(107,087)	$10,637	$(155,438)	$54,854
Add back:
Income tax expense (benefit)	405	6,440	(22,231)	33,228
Interest, net	19,049	12,335	47,655	31,975
Depreciation	15,334	13,084	43,224	34,872
EBITDA	$(72,299)	$42,496	$(86,790)	$154,929
Less:
Gain on aircraft sale	10,390	—	17,682	6,234
Impairment of goodwill	—	—	(8,350)	—
Midwest exchange offer expenses	—	(10,650)	—	(10,650)
Unrealized gains (losses) on derivative financial instruments	(55,547)	1,596	(26,541)	1,440
EBITDA adjusted	$(27,142)	$51,550	$(69,581)	$157,905

Dollars in thousands, unless otherwise noted	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
The following table calculates operating margin adjusted:
Operating income (loss)	$(46,113)	$38,466	$(126,864)	$129,267
Less:
Gain on aircraft sale	10,390	—	17,682	6,234
Impairment of goodwill	—	—	(8,350)	—
Operating income (loss) adjusted	$(56,503)	$38,466	$(136,196)	$123,033
Total operating revenues	$673,292	$608,555	$1,963,063	$1,726,147
Operating margin adjusted	(8.4)%	6.3%	(6.9)%	7.1%
The following table calculates net margin adjusted:
Net income (loss)	$(107,087)	$10,637	$(155,438)	$54,854
Less:
Gain on aircraft sale, after tax	10,390	—	17,682	3,896
Impairment of goodwill	—	—	(8,350)	—
Midwest exchange offer expenses, after tax	—	(6,656)	—	(6,656)
Unrealized gains (losses) on derivative financial instruments, after tax	(55,547)	998	(26,541)	900
Net income (loss), adjusted	$(61,930)	$16,295	$(138,229)	$56,714
Total operating revenues	$673,292	$608,555	$1,963,063	$1,726,147
Net margin adjusted	(9.2)%	2.7%	(7.0)%	3.3%
The following table calculates operating cost per ASM adjusted:
Total operating expenses	$719,405	$570,089	$2,089,927	$1,596,880
Add: gain on sale of aircraft	10,390	—	17,682	6,234
Less: impairment of goodwill	—	—	(8,350)	—
Operating costs, adjusted	$729,795	$570,089	$2,099,259	$1,603,114
ASMs (000)	6,221,858	6,005,231	18,450,013	16,960,337
Operating cost per ASM (cents) adjusted	11.73	9.49	11.38	9.45
The following table calculates non-fuel operating cost per ASM and non-fuel operating cost per ASM adjusted:
Total operating expenses	$719,405	$570,089	$2,089,927	$1,596,880
Less: aircraft fuel	(363,882)	(214,867)	(1,000,451)	(582,535)
Operating costs, adjusted	$355,523	$355,222	$1,089,476	$1,014,345
ASMs (000)	6,221,858	6,005,231	18,450,013	16,960,337
Non-fuel operating cost per ASM (cents)	5.71	5.92	5.91	5.98

Total operating expenses	$719,405	$570,089	$2,089,927	$1,596,880
Less: aircraft fuel	(363,882)	(214,867)	(1,000,451)	(582,535)
Add: gain on sale of aircraft	10,390	—	17,682	6,234
Less: impairment of goodwill	—	—	(8,350)	—
Non-fuel operating cost, adjusted	$365,913	$355,222	$1,098,808	$1,020,579
ASMs (000)	6,221,858	6,005,231	18,450,013	16,960,337
Non-fuel operating cost per ASM (cents) adjusted	5.88	5.92	5.96	6.02
The following table provides detail of certain components of aircraft fuel expense and calculates average economic cost of aircraft fuel per gallon:
Aircraft fuel – including taxes and into-plane costs and excluding gains (losses) on fuel derivative financial instruments	$365,797	$214,867	$1,013,855	$582,535
Realized gains (losses) on derivatives that qualify for hedge accounting	1,915	—	13,404	—
Aircraft fuel expense per GAAP	$363,882	$214,867	$1,000,451	$582,535
Realized gains (losses) on derivatives that do not qualify for hedge accounting, recorded in net gains (losses) on derivatives	$14,027		$23,391
Economic fuel expense	$349,855		$977,060
Gallons of fuel burned	95,302,688	95,337,253	283,169,039	269,451,311
Economic fuel expense per gallon (dollars)	$3.67	$2.25	$3.45	$2.16